FIRST AMENDMENT TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT


   THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is made as of October 18, 1996, by among CARRAMERICA REALTY CORPORATION ("Carr"), CARR REALTY, L.P. ("Carr LP"; Carr and Carr LP each, a "Borrower" and collectively, the "Borrowers"), CARRAMERICA REALTY, L.P. ("CarrAmerica LP"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Bank and as Lead Agent for the Banks, COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK BRANCH, as Bank and as Co-Agent for the Banks, NATIONSBANK, N.A., as Bank and as Co-Agent for the Banks, WELLS FARGO REALTY ADVISORS FUNDING, INCORPORATED, as Bank and as Co-Agent for the Banks (collectively, the "Co-Agents") and the BANKS listed on the signature pages hereof (the "Banks").

                                    RECITALS:

   A. Borrowers, CarrAmerica LP, the Lead Agent, the Co-Agents and the Banks have entered into that certain Amended and Restated Revolving Credit Agreement, dated as of August 23, 1996 (the "Credit Agreement").

   B. Borrowers, CarrAmerica LP, the Lead Agent, the Co-Agents and the Banks now desire to amend the Credit Agreement to increase the Tranche A Loan Amount, upon the terms and conditions set forth herein.

   D. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

   NOW THEREFORE, in consideration of the foregoing, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, CarrAmerica LP, the Lead Agent, the Co-Agents and the Banks hereby agree to amend the Credit Agreement as follows:

   1. Amendments.

   (a) Section 2.1 of the Credit Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

   "SECTION 2.1. Commitments to Lend. Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make the Tranche A Loans to Carr and CarrAmerica LP and participate in Letters of Credit issued by the Fronting Bank on behalf of Carr or CarrAmerica LP pursuant to this Section from time to time, but, together with the Tranche B Loans, not more frequently than twice monthly, during the Term in amounts such that the aggregate principal amount of Tranche A Loans by such Bank at any one time outstanding together with such Bank's pro rata share of Letter of

Credit Usage with respect to Carr and CarrAmerica LP shall not exceed the amount of its Tranche A Commitment. The aggregate amount of Tranche A Loans to be made hereunder, together with the Letter of Credit Usage with respect to Carr and CarrAmerica LP, shall not exceed Two Hundred Fifty-One Million Dollars ($251,000,000) (the "Tranche A Loan Amount"). Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make the Tranche B Loans to Carr LP and Carr and participate in Letters of Credit issued by the Fronting Bank on behalf of Carr LP pursuant to this Section from time to time, but, together with the Tranche A Loans, not more frequently than twice monthly, during the Term in amounts such that the aggregate principal amount of Tranche B Loans by such Bank at any one time outstanding, together with such Bank's pro rata share of Letter of Credit Usage with respect to Carr LP, shall not exceed the amount of its Tranche B Commitment. The aggregate amount of Tranche B Loans to be made hereunder, together with the Letter of Credit Usage with respect to Carr LP, shall not exceed Seventy-Four Million Dollars ($74,000,000) (the "Tranche B Loan Amount"). Each Borrowing under this sub section (a) shall be in an aggregate principal amount of at least $2,500,000, or an integral multiple of $1,000,000 in excess thereof (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.2(c)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Subject to the limitations set forth herein, any amounts repaid may be reborrowed. Notwithstanding anything to the contrary, the number of new Borrowings shall be limited to two Borrowings per month."

   (b) Section 3.3(b) of the Credit Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

   "(b) The Borrowers shall submit to the Lead Agent and the Banks as provided in subsection (c) below the materials set forth below (the "Due Diligence Package") relating to each potential New Acquisition or Real Property Asset to be added to the Borrowing Base Properties. The Due Diligence Package shall include (i) a description of the Real Property Asset or New Acquisition, (ii) two years of historical cash flow operating statements, if available, (iii) five years of cash flow projections (including capital expenditures), (iv) the credit history of each existing tenant which occupies more than 50% of such Real Property Asset or New Acquisition, (v) upon the request of the Lead Agent, a map and site plan, including an existing Survey of the property dated not more than twelve (12) months prior to such submission, (vi) copies of all lease agreements with each existing tenant which occupies more than 50% of such Real Property Asset or New Acquisition and lease abstracts thereof, (vii) an environmental report in compliance with Section 3.1(q), (viii) a satisfactory engineer's inspection report, (ix) an estoppel certificate from each tenant which occupies 50% or more of the Real Property Asset or New Acquisition, (x) evidence of compliance with zoning and other local laws, (xi) a satisfactory Title
Commitment and (xii) a final investment memorandum prepared by Carr in connection with the New Acquisition or Real Property Asset, including a current rent roll for such Real Property Asset or New Acquisition. The applicable Borrower shall permit the Lead Agent at all reasonable times and upon reasonable prior notice to make an inspection of such New Acquisition or Real Property Asset."

   (c) The Commitment of each Bank set forth on the signature pages of the Credit Agreement is hereby deleted in its entirety and the Commitment of each Bank set forth on the signature pages of this Amendment shall be inserted in lieu thereof.

   2. Conditions. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent and each of the Borrowers and CarrAmerica LP hereby represent and warrant that each of the following is true and correct in all material respects on and as of the date hereof:

   (a) Carr and CarrAmerica LP shall have executed and delivered to the Lead Agent a Tranche A Note and a Tranche B Note for the account of each Bank dated on or before the date hereof complying with the provisions of Section 2.4 of the Credit Agreement;

   (b) the Borrowers and CarrAmerica LP shall have executed and delivered to the Lead Agent a duly executed original of this Amendment;

   (c) the Borrowers shall have paid to the Lead Agent for the account of the Banks an upfront fee equal to .25% of the amount by which each Banks' Commitment is increased hereby;

   (d) the Borrowers and CarrAmerica LP shall have taken all actions required to authorize the execution and delivery of this Agreement and the other Loan Documents and the performance thereof by the Borrowers and CarrAmerica LP;

   (e) Lead Agent shall have received an opinion of Hogan & Hartson L.L.P., with respect to certain matters of New York, Delaware and Maryland law, acceptable to the Lead Agent, the Banks and their counsel;

   (f) the Borrowers and CarrAmerica LP shall have delivered to the Lead Agent such additional documenta tion as the Lead Agent may reasonably request;

   (g) no law, regulation, order, judgment or decree of any Governmental Authority shall, and the Lead Agent shall not have received any notice that litigation is pending or threatened which is likely to (i) enjoin, prohibit or restrain the making of the Loans on or after the date hereof or (ii) impose or result in the imposition of a Material Adverse Effect;

   (h) no Event of Default, or event that with notice and the passage of time would become an Event of Default, shall have occurred and be continuing on and as of the date hereof before and after giving effect to this Amendment;

   (i)  all  of  the   representations  and  warranties  of  the  Borrowers  and
CarrAmerica LP contained in the Credit Agreement shall be true and correct in all material respects on and as of the date hereof; and

   (j) there shall have been paid to the Lead Agent all fees due and payable on or before the date hereof and all expenses due and payable on or before the date hereof, including, without limitation, reasonable attorneys' fees and expenses, and other costs and expenses incurred in connection with this Amendment.

   3. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute but one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

   4. No Other Modifications. Except as expressly amended hereby, the Credit Agreement shall continue unmodified and remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                            CARRAMERICA REALTY CORPORATION

                                            By:  /s/ Brian K. Fields
                                                ------------------------
                                            Name:    Brian K. Fields
                                            Title:   Chief Financial Officer
                                            1700 Pennsylvania Avenue, N.W.
                                            Washington, D.C. 20006
                                            Telecopy number: (202) 638-0102


                                            CARR REALTY, L.P.

                                            By: CarrAmerica Realty Corporation,
                                                General Partner

                                            By:    /s/ Brian K. Fields
                                                  ---------------------------
                                            Name:  Brian K. Fields
                                            Title: Chief Financial Officer
                                            1700 Pennsylvania Avenue, N.W.
                                            Washington, D.C. 20006
                                            Telecopy No: (202)638-0102



                                            CARRAMERICA REALTY, L.P.

                                            By: CarrAmerica Realty GP Holdings,
                                                Inc., General Partner

                                            By:    /s/ Brian K. Fields
                                                  --------------------------
                                            Name:    Brian K. Fields
                                            Title:   Chief Financial Officer
                                            1700 Pennsylvania Avenue, NW
                                            Washington, D.C. 20006
                                            Telecopy No: (202)638-0102

Commitments

$70,000,000.00                 MORGAN GUARANTY TRUST COMPANY
--------------                   OF NEW YORK


                               By:     /s/ Timothy O'Donovan
                                       ---------------------
                               Name:   Timothy O'Donovan
                               Title:  Vice President


$50,000,000.00                 WELLS FARGO BANK, N.A., a national banking
--------------                 association, as successor in interest to Wells
                               Fargo Realty Advisors Funding, Inc., a Colorado corporation


                               By:     /s/ E.F. Shay, III
                                       ------------------
                               Name:   E.F. Shay, III
                               Title:  Vice President



$50,000,000.00                  NATIONSBANK, N.A.
--------------

                                By:     /s/ Ronald L. Morris
                                        --------------------
                                Name:   Ronald L. Morris
                                Title:  Executive Vice President


$50,000,000.00                  COMMERZBANK AKTIENGESELLSCHAFT,
--------------                     NEW YORK BRANCH


                                By:     /s/ Douglas P. Traynor
                                        ----------------------
                                Name:   Douglas P. Traynor
                                Title:  Vice President


                                By:     /s/ David M. Schwarz
                                        --------------------
                                Name:   David M. Schwarz
                                Title:  Vice President



$35,000,000.00                  PNC BANK NATIONAL ASSOCIATION
--------------

                                By:     /s/ Connie Bond Stuart
                                        ----------------------
                                Name:   Connie Bond Stuart
                                Title:  Vice President

$35,000,000.00                   BANK OF AMERICA ILLINOIS
--------------

                                 By:     /s/ Robert P. McKenney
                                         ----------------------
                                 Name:   Robert P. McKenney
                                 Title:  Vice President


$35,000,000.00                   BAYERISCHE HYPOTHEKEN-UND WECHSEL-
--------------                      BANK AKTIENGESELLSCHAFT

                                 By:     /s/ Stephen Melidones
                                         ---------------------
                                 Name:   Stephen G. Melidones
                                 Title:  Assistant Vice President


                                 By:     /s/ George Gnad
                                         ---------------
                                 Name:   George Gnad
                                 Title:  Vice President

Total Commitments
-----------------

$325,000,000.00                   MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK, as Lead Agent


                                  By:    /s/ Timothy O'Donovan
                                         ------------------------
                                  Name:  Timothy O'Donovan
                                  Title: Vice President

                                  60 Wall Street
                                  New York, New York 10260-0060
                                  Attention:  Michael Errichetti
                                  Telephone number: (212) 648-8127
                                  Telecopy number: (212) 648-5336

                                  Domestic and Euro-Currency
                                  Lending Office:
                                  Nassau, Bahamas Office
                                  c/o J.P. Morgan Services Inc.
                                  500 Stanton Christiana Road
                                  Newark, Delaware 19173-2107
                                  Attention: Nancy K. Dunbar
                                  Telecopy number: (302) 634-4222